Rule 497(e)

File Nos. 002-10653 and 811-00082

CGM TRUST

ON BEHALF OF ITS SERIES CGM FOCUS FUND

SUPPLEMENT DATED AUGUST 12, 2009

TO THE PROSPECTUS

DATED MAY 1, 2009

The Fund’s prospectus currently provides that, under certain circumstances, the Fund may invest up to a total of 70% of its assets in the crude petroleum and natural gas industry and the petroleum refining industry.

The Fund currently does not concentrate, and does not currently intend to concentrate, more than 25% of its assets in any single industry. Effective immediately, the Fund has adopted an operating policy restricting the Fund from concentrating in any one industry, except as may be permitted from time to time under applicable regulatory authority.  Accordingly, the Fund will not invest more than 25% of its assets in either the crude petroleum and natural gas industry or the petroleum refining industry.

FPS09

Rule 497(e)

File Nos. 002-10653 and 811-00082

CGM TRUST

ON BEHALF OF ITS SERIES CGM FOCUS FUND

SUPPLEMENT DATED AUGUST 12, 2009

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2009

The Fund’s Statement of Additional Information is supplemented by adding the following text to the end of the section labeled “Fundamental Investment Restrictions.”

Notwithstanding the flexibility provided by the Fund's fundamental investment restriction set forth in paragraph (4) above, as a non-fundamental investment restriction, the Fund may not purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the securities issued by the U.S. Government, its agencies and instrumentalities.  As stated above, non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.

FSAIS09